---------------------------------------------------------
                                Exhibit 99-B.4.38
                       ---------------------------------------------------------
                       Aetna Life Insurance and Annuity Company
                       Home Office:  151 Farmington Avenue
                       Hartford, Connecticut 06156
                       (800) 525-4225

                       Aetna Life Insurance and Annuity Company, herein called Aetna, agrees to pay the benefits stated in this Contract.

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Certificate of Group   To the Employee:
Annuity Coverage
                       Aetna certifies that coverage is in force for you under the stated Group Annuity Contract and Certificate numbers. All data shown here is taken from Aetna records and is based upon information furnished by you.

                       This Certificate is a summary of the Group Annuity Contract provisions. It replaces any and all prior certificates, riders, or amendments issued to you under the stated Contract and Certificate numbers. This Certificate is for information only and is not a part of the Contract.

                       THE VARIABLE FEATURES OF THE GROUP CONTRACT ARE DESCRIBED IN PARTS III AND IV.

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Right to Cancel        You may cancel this Certificate within 10 days of
                       receiving it by returning this Certificate along with a written notice to Aetna at the above address or to the agent from whom it was purchased. Within 7 days after it receives the notice of cancellation and this Certificate at its Home Office, Aetna will return the entire consideration paid plus any increase or minus any decrease in the current value of any funds allocated to the Separate Account.

           /s/ Thomas L. West                        /s/ George N. Gingold
             Thomas L. West                            George N. Gingold
     Senior Vice President, Annuity                        Secretary

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Contract Holder                                        Group Annuity Contract No
STATE UNIVERSITY SYSTEM                                SPECIMEN
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Your Name                                              Certificate No.
JOHN DOE                                               SPECIMEN
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Type of Plan
ORP subject to IRC Section 403(b)
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ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT
EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO
FIXED DOLLAR AMOUNT. THIS CONTRACT CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT
APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.

GTCC-IB(ATORP)

Specifications

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Guaranteed             There are guaranteed interest rates for amounts held in
Interest Rate          the Fixed Account (See 3.05) and the GA Account (See
                       3.04(d)).
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Deductions from        There will be deductions for mortality and expense risks
the Separate           and administrative fees. (See 3.08 and 4.06.)
Account
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Deduction from         Purchase Payment(s) are subject to a deduction for
Purchase Payment(s)    premium taxes, if any. (See 3.01.)

                                TABLE OF CONTENTS

                                                                            Page
I.  GENERAL DEFINITIONS
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  1.01  Annuitant.............................................................5
  1.02  Annuity...............................................................5
  1.03  Fixed Account.........................................................5
  1.04  Fixed Annuity.........................................................5
  1.05  Fund(s)...............................................................5
  1.06  General Account.......................................................5
  1.07  Guaranteed Accumulation Account (GA Account)..........................5
  1.08  Matured Term Value....................................................5
  1.09  Maturity Date.........................................................5
  1.10  Nonunitized Separate Account..........................................5
  1.11  Participant (You).....................................................5
  1.12  Plan..................................................................5
  1.13  Purchase Payment(s)...................................................5
  1.14  Separate Account......................................................6
  1.15  Valuation Period (Period).............................................6
  1.16  Variable Annuity......................................................6

II. GENERAL PROVISIONS
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  2.01  Change of Contract....................................................6
  2.02  Change of Fund(s).....................................................7
  2.03  Nonparticipating Contract.............................................7
  2.04  Payments..............................................................7
  2.05  State Laws............................................................7
  2.06  Control of Contract...................................................8
  2.07  Designation of Beneficiary............................................8
  2.08  Misstatements and Adjustments.........................................8
  2.09  Incontestability......................................................9
  2.10  Grace Period..........................................................9

III.  PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
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  3.01  Net Purchase Payment(s)...............................................9
  3.02  Individual Account(s).................................................9
  3.03  Limitation on Contributions...........................................10
  3.04  Guaranteed Accumulation Account (GA Account)..........................10
  3.05  Guaranteed Interest Rate -- Fixed Account.............................15
  3.06  Experience Credits....................................................15
  3.07  Fund Record Units -- Separate Account.................................15
  3.08  Net Return Factor(s) -- Separate Account..............................15
  3.09  Fund Record Unit Value -- Separate Account............................16
  3.10  Current Value.........................................................16
  3.11  Transfer of Current Value from the Funds or GA Account................16
  3.12  Transfer of Current Value from the Fixed Account......................17
  3.13  Notice to the Contract Holder.........................................17
  3.14  Distribution Options..................................................17

  3.15  Sum Payable at Death (Before Annuity Payments Start)..................21
  3.16  Surrender Value.......................................................22
  3.17  Surrender Restrictions................................................22
  3.18  Timing of Distributions...............................................23
  3.19  Payment of Surrender Value............................................24
  3.20  Reinstatement.........................................................25

IV.   ANNUITY PROVISIONS
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  4.01  Choices to be Made....................................................25
  4.02  Annuity Payments to Annuitant.........................................26
  4.03  Death of Annuitant....................................................26
  4.04  Fund(s) Annuity Units -- Separate Account.............................26
  4.05  Fund(s) Annuity Unit Value -- Separate Account........................27
  4.06  Annuity Net Return Factor(s) -- Separate Account......................27
  4.07  Annuity Options.......................................................28

I.    GENERAL DEFINITIONS
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1.01    Annuitant:                   A person on whose life an Annuity has been
                                     effected under the Contract and this
                                     Certificate.

1.02    Annuity:                     Payment of an income for a stated period or
                                     amount.

1.03    Fixed Account:               An accumulation option with a guaranteed
                                     minimum interest rate. Aetna may credit a higher rate which is not guaranteed.

1.04    Fixed Annuity:               An Annuity with payments which do not vary
                                     in amount.

1.05    Fund(s):                     The open-end registered management
                                     investment companies (mutual funds) made available by Aetna under this Contract.

1.06    General Account:             The Account holding the assets of Aetna,
                                     other than those assets held in the
                                     Separate Account or the Nonunitized
                                     Separate Account.

1.07    Guaranteed Accumulation      An accumulation option which guarantees a
        Account (GA Account):        stipulated rate of interest for a specified
                                     period of time.

1.08    Matured Term Value:          The amount payable on a GA Account Term's
                                     Maturity Date.

1.09    Maturity Date:               The last day of a GA Account Term.

1.10    Nonunitized Separate         An Account set up by Aetna under Title 38a,
        Account:                     Section 38a-433, of the Connecticut General
                                     Statutes which is used to hold assets for GA Account Terms greater than three years.
                                     The Contract Holder does not participate in the investment gain or loss from the assets held in this Account.

1.11    Participant (You):           A person who participates in the Plan named
                                     on the cover of this Certificate.

1.12    Plan:                        The Plan named on the Certificate cover.
                                     The Plan is not a part of the Contract.
                                     Aetna is not bound by the terms of the
                                     Plan.

1.13    Purchase Payment(s):         Payments made to Aetna.

1.14    Separate Account:            An account which buys and holds shares of
                                     the Fund(s). Income, gains or losses,
                                     realized or unrealized are credited or
                                     charged to this account without regard to other income, gains or losses of Aetna.
                                     Aetna owns the assets held in a separate account and is not a trustee as to such amounts. These accounts generally are not guaranteed and are held at market value.
                                     The assets of such accounts, to the extent of reserves and other contract liabilities of the account, shall not be charged with other Aetna liabilities.

1.15    Valuation Period             The period as of 4:00 p.m. Eastern time on
        (Period):                    each day the New York Stock Exchange is
                                     open for business to 4:00 p.m. Eastern time of the next such business day, or such other day that one or more of the Funds determines its net asset value.

1.16    Variable Annuity:            An Annuity with payments which vary with
                                     the net investment results of a Separate
                                     Account.

II.   GENERAL PROVISIONS
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2.01    Change of Contract:          Except as provided below, only an
                                     authorized officer of Aetna may change the terms of the Contract by notifying the Contract Holder, in writing, at least 30 days before the effective date of the change. Any change will not affect the amount or terms of any Annuity which begins before the change.

                                     Aetna may make a change that affects the GA
                                     Account Market Value Adjustment (see 3.04
                                     (g)) with at least 30 days advance written notice to the Contract Holder. Any such change shall become effective for any present or future Participant.

                                     Any change that affects the following
                                     provisions of the Contract will not apply to existing Individual Accounts:

                                     (a)   Net Purchase Payment(s)
                                     (b)   Guaranteed GA Account Interest Rate
                                     (c)   Guaranteed Interest Rate -- Fixed
                                           Account
                                     (d)   Net Return Factor(s) -- Separate
                                           Account
                                     (e)   Current Value
                                     (f)   Surrender Value
                                     (g)   Fund(s) Annuity Unit Value --
                                           Separate Account.

                                     Any change that affects the Annuity Options and the tables for the Options cannot be made:

2.01    Change of Contract           (1)   Until at least 12 months after the
        (Cont'd):                          Effective Date of this Contract; and
                                     (2)   Until at least 12 months after the
                                           effective date of any such prior
                                           change.

                                     New Participants covered under this
                                     Contract on or after the effective date of any change will be subject to the change. If the Contract Holder does not agree to any change under this provision, no new Participants will be covered under the Contract. Aetna reserves the right not to accept Purchase Payments for the Participants covered under this Contract before the change. The Contract may also be changed as required by federal or state law.

2.02    Change of Fund(s):           Aetna, or the Separate Account may:

                                     (a)   Change the Fund(s) which may be
                                           invested in by the Separate Account;
                                           and
                                     (b)   Replace the shares of any Fund(s)
                                           held in the Separate Account with
                                           shares of any other Fund(s).

                                     Changes must be:

                                     (a)   Approved by a majority vote of
                                           persons having an interest in the
                                           Separate Account and the Fund(s);
                                     (b)   Deemed necessary by Aetna under the
                                           Investment Company Act of 1940; or
                                     (c)   Deemed necessary by Aetna to
                                           accomplish the purpose of the
                                           Separate Account.

                                     Aetna will notify the Contract Holder of any change.

2.03    Nonparticipating             You, your beneficiary or the Contract
        Contract:                    Holder will not have a right to share in
                                     the earnings of Aetna.

2.04    Payments:                    Aetna will make Annuity payments as and
                                     when due, Aetna will make other payments within 7 days of receipt at its Home Office of a written claim for payment which is in good order, except as provided in 3.19.

2.05    State Laws:                  The Contract and this Certificate complies
                                     with the laws of the state in which the
                                     Contract is delivered. Any cash, death or Annuity payments are equal to or greater than the minimum required by such laws.
                                     Annuity tables for legal reserve valuation shall be as required by state law. Such tables may be different from Annuity tables used to determine Annuity payments.

2.06    Control of Contract:         The Contract Holder may make any choices
                                     allowed by the Contract for the Employer
                                     Account and the Employee Account. Choices made under the Contract must be in writing or in a form satisfactory to Aetna. Until receipt of such choices in its Home Office, Aetna may rely on any previous choice made.
                                     The Plan, however, may allow you to select the investment option(s) of the Employer
                                     Account and/or the Employee Account. No
                                     distributions will be made from the
                                     Employer Account or the Employee Account without the Contract Holder's written direction to Aetna. The Contract Holder may direct Aetna to make an in-service transfer pursuant to IRS Revenue Ruling 90-24.
                                     Checks for in-service transfers will be
                                     made payable only to the acquiring
                                     investment provider.

                                     (a)   Nontransferable and Nonassignable:
                                           The Contract, this Certificate and
                                           any Individual Accounts are
                                           nontransferable and nonassignable,
                                           except to Aetna pursuant of a
                                           "qualified domestic relations order"
                                           as set forth under the Internal
                                           Revenue Code of 1986, (Code), as it
                                           may be amended from time to time.

                                     (b)   Distributions: With respect to any
                                           distribution made from an Employee or
                                           Employer Account, the Contract Holder
                                           must certify in writing that the
                                           distribution is in accordance with
                                           the terms of the Plan.

                                     (c)   Participant Rights/Employee Account:
                                           You have a nonforfeitable right to
                                           the value of your Employee Account
                                           pursuant to the Code Section 403(b)
                                           and the terms of the Plan as
                                           interpreted by the Contract Holder
                                           (see 1.12).

                                     (d)   Participant Rights/Employer Account:
                                           You have a nonforfeitable right to
                                           the value of your Employer Account
                                           pursuant to the terms of, and to the
                                           extent of your vested percentage
                                           under, the Plan as interpreted by the
                                           Contract Holder. It is the Contract
                                           Holder's responsibility to maintain
                                           records of your vesting percentages.
                                           Aetna will not maintain nor keep such
                                           records.

2.07    Designation of               You shall name the beneficiary of the
        Beneficiary:                 Employer and Employee Account. Aetna will
                                     pay any portion of the Individual
                                     Account(s) Current Value to the beneficiary as directed by the Contract Holder.

2.08    Misstatements and            If Aetna finds the age of any payee to be
        Adjustments:                 misstated, the correct facts will be used
                                     to adjust payments.

2.09    Incontestability:            Aetna cannot cancel the Contract because of
                                     any error of fact on the application. Aetna cannot cancel this Certificate because of any error of fact on the enrollment form.

2.10    Grace Period:                This Contract will remain in effect even if
                                     Purchase Payments are not continued.

III.  PURCHASE PAYMENT, CURRENT VALUE, AND SURRENDER PROVISIONS
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3.01    Net Purchase Payment(s):     The actual Purchase Payment less any
                                     premium tax. Generally, Aetna will deduct the premium tax when Annuity benefits are purchased (see Part IV). If Aetna determines that a premium tax is due when Purchase Payments are received or at any other time, it will deduct the tax at that time.

                                     The Net Purchase Payment(s) may be credited among:

                                     (a)  The Fixed Account; and
                                     (b)  The Guaranteed Accumulation Account;
                                          and
                                     (c)  The Fund(s) in which the Separate
                                          Account invests.

                                     Aetna must be told the percentage of the Net Purchase Payment(s) to be applied to each investment above.

                                     During any calendar year, the Contract
                                     Holder or, if allowed by the Plan, you may tell Aetna to change the investment mix twelve times. Should Aetna allow additional changes, each may be subject to a fee of up to $10.

3.02    Individual Account(s):       This Contract is issued to the Contract
                                     Holder on your behalf. However,
                                     Participant's Individual Accounts are
                                     explained below:

                                     Aetna may maintain two Individual Accounts for each Participant. These will be:

                                     (a)  Employer Account: This Individual
                                          Account will be credited with employer
                                          Net Purchase Payment(s); and
                                     (b)  Employee Account: This Individual
                                          Account will be credited with employee
                                          Net Purchase Payment(s), specifically
                                          employee salary reduction
                                          contributions.

3.02    Individual Account(s)        In addition to any Purchase Payment(s)
        (Cont'd):                    stated to be made to the Contract, a
                                     lump-sum Purchase Payment(s), of not less than a minimum amount stated by Aetna, may be made on behalf of one or more
                                     Participants. Aetna may maintain an
                                     Individual Account for each lump sum
                                     payment. Such Individual Account(s) will be designated as an Employer Account(s) or an Employee Account(s) as instructed by the Contract Holder.

3.03    Limitation on                The Purchases Payment(s) made to your
        Contributions:               Individual Account(s) in any year cannot
                                     exceed the lesser of the amount determined under the exclusion allowance of Code
                                     Section 403(b)(2) or the annual additions limitation of Code Section 415(c)(1). In addition, in no event may the Purchase
                                     Payment(s) attributable to elective
                                     deferrals as defined in Code Section 402(g) exceed $9,500 (or, such larger amount as adjusted by the Secretary of the Treasury) during any calendar year, unless the alternate limitation of Code Section
                                     402(g)(8) applies.

3.04    Guaranteed Accumulation      The GA Account guarantees stipulated rates
        Account (GA Account):        of interest for stated periods of time (see
                                     (a), (b), (c) and (d) below). Amounts
                                     withdrawn before the end of a Guaranteed
                                     Term may be subject to a Market Value
                                     Adjustment (MVA)(see(g) below).

                                     (a)   Deposit Period -- A calendar month, a
                                           calendar quarter, or any other period
                                           of time specified by Aetna during
                                           which Net Purchase Payment(s) and
                                           transfers are accepted into the GA
                                           Account for one or more Guaranteed
                                           Terms.

                                     (b)   Guaranteed Term (Term) -- The period
                                           of time for which interest rates are
                                           guaranteed on Net Purchase Payment(s)
                                           and on transfers made into the
                                           Deposit Period of the GA Account.
                                           Terms are offered at Aetna's
                                           discretion for various lengths of
                                           time ranging up to and including ten
                                           years.

                                     (c)   Guaranteed Term Classifications --
                                           The grouping of Terms according to
                                           their time to maturity. The following
                                           are the Classifications:

                                           (1)  Short-Term: Terms of up to and
                                                including 3 years: or

                                           (2)  Long-Term: Terms of greater than
                                                3 years and up to and including
                                                10 years.

3.04    Guaranteed Accumulation            During a Deposit Period, Aetna may
        Account (GA Account)               make available one or more Terms
        (Cont'd):                          within a Classification. The Contract
                                           Holder or, if allowed by the Plan,
                                           you have the option to allocate Net
                                           Purchase Payment(s) and transfers
                                           into any or all of the available
                                           Deposit Period Terms.

                                           If no specific direction is given,
                                           Net Purchase Payment(s) and transfers
                                           will go into available Terms on a pro
                                           rata basis within the
                                           Classification(s) previously chosen
                                           by the Contract Holder. At least one
                                           Term in the Short-Term Classification
                                           will be available each Deposit
                                           Period.

                                     (d)   Guaranteed GA Account Interest Rates
                                           (Guaranteed Rates) -- Aetna will
                                           declare all interest rate(s)
                                           applicable to a specific Term at the
                                           start of the Deposit Period for that
                                           Term. These rate(s) are guaranteed by
                                           Aetna for that Deposit Period and the
                                           ensuing Term and are not based on the
                                           actual investment experience of the
                                           underlying assets in the GA Account.
                                           The Guaranteed Rates are annual
                                           effective yields. The interest is
                                           credited daily at a rate that will
                                           produce the guaranteed annual
                                           effective yield over the period of a
                                           year. No annual rate will ever be
                                           less than 3%.

                                           For Terms of one year or less, one
                                           Guaranteed Interest Rate is set and
                                           announced for that full Term. For
                                           other Terms, there may be two or more
                                           rates.

                                           The rate(s) will be set and announced
                                           prior to the Deposit Period for that
                                           Term and will not be subject to
                                           change.

                                     (e)   Withdrawals from GA Account -- Full
                                           or partial surrenders may be
                                           requested at any time from the GA
                                           Account. However, amounts withdrawn
                                           prior to the Maturity Date of a Term
                                           to satisfy a surrender request may be
                                           subject to an MVA (see (g) below).

                                           Full and partial surrenders are
                                           satisfied by withdrawing amounts from
                                           each of the investment options in
                                           which the Individual Account is
                                           invested (the Fund(s), the Fixed
                                           Account, the GA Account Short-Term
                                           Classification and the GA Account
                                           Long-Term Classification) on a pro
                                           rata basis. However, the Contract
                                           Holder may specify a particular order
                                           in which investment options will be
                                           liquidated in order to satisfy a
                                           partial surrender request.

                                           For purposes of withdrawals, Terms
                                           within the GA Account Short-Term and
                                           Long-Term Classifications are
                                           considered as two separate investment
                                           options. Amounts will be removed
                                           within a GA Account Classification
                                           starting with the Term still in
                                           effect with the oldest Deposit
                                           Period.

3.04    Guaranteed Accumulation            Amounts may be transferred at any
        Account (GA Account)               time subject to Contract
        (Cont'd):                          specifications (see 3.11 or 3.12
                                           below). Amounts transferred prior to
                                           the Maturity Date of a Term are
                                           subject to an MVA (See (g) below).
                                           Fund(s) will be removed within the
                                           elected Classification starting with
                                           the Term still in effect with the
                                           oldest Deposit Period.

                                           During the Deposit Period and the 90
                                           days following the close of the
                                           Deposit Period, any amounts applied
                                           to the GA Account during that Deposit
                                           Period may not be withdrawn unless
                                           due to:

                                           (1)  A full or partial surrender;
                                           (2)  A payment of a premium for an
                                                Annuity Option; or
                                           (3)  The Sum Payable at Death
                                                provision.

                                     (f)   Maturity Date/Reinvestment -- The
                                           Contract Holder or you, as
                                           applicable, will be mailed a notice
                                           at least 18 calendar days before a
                                           Term's Maturity Date. This notice
                                           will contain the current Deposit
                                           Period's Guaranteed Rate(s), Term(s)
                                           and projected Matured Term Value.

                                           The Matured Term Value may be
                                           surrendered or transferred on the
                                           Term's Maturity Date without an MVA.
                                           If no specific direction is given by
                                           the Contract Holder or you, as
                                           applicable, prior to the Maturity
                                           Date, each Matured Term Value will be
                                           reinvested in a Term of the same
                                           duration. In the event that a Term of
                                           the same duration is unavailable,
                                           each Matured Term Value will
                                           automatically be reinvested in the
                                           next shortest Term available in the
                                           same Classification during the then
                                           current Deposit Period. If however,
                                           only one Term is available within the
                                           Classification, then the Matured Term
                                           Value will automatically be
                                           reinvested in that Term. Within two
                                           business days after the Maturity, the
                                           Contract Holder or you, as
                                           applicable, will be mailed a
                                           confirmation statement. This
                                           statement will state the Term and
                                           Guaranteed Rate(s) which will apply
                                           to the reinvested Matured Term Value.

                                           During the calendar month following
                                           the Term's Maturity Date, one
                                           exception is allowed to the 90 day
                                           transfer restriction and MVA under
                                           (e) and (g). This exception is
                                           applicable to each Matured Term Value
                                           plus any interest accrued thereon,
                                           provided no part of the Matured Term
                                           Value was transferred on the Maturity
                                           Date.

3.04    Guaranteed Accumulation            During this calendar month period,
        Account (GA Account)               the Contract Holder or you, as
        (Cont'd):                          applicable, may notify Aetna's Home
                                           Office to transfer or surrender all
                                           or part of the Matured Term Value
                                           plus any interest accrued thereon
                                           from the GA Account without an MVA.
                                           This provision only applies to the
                                           first such request received from the
                                           Contract Holder during this period
                                           for any Matured Term Value. The
                                           Matured Term Value plus any interest
                                           accrued thereon may be transferred
                                           upon such request without an MVA:

                                           (1)  To any other Terms of the GA
                                                Account available in the current
                                                Deposit Period; or
                                           (2)  To any other allowable Fund(s).

                                           If no such notification is given, the
                                           Matured Term Value will remain
                                           subject to the terms and conditions
                                           of the new Term. All surrender and
                                           transfer requests will be processed
                                           as of the date they are received in
                                           good order at Aetna's Home Office.

                                     (g)   Market Value Adjustment (MVA) --
                                           There will be an MVA for a withdrawal
                                           from the GA Account before the end of
                                           a Term when the withdrawal is due to:

                                           (1)  A transfer;
                                           (2)  A full or partial surrender; or
                                           (3)  A payment of a premium for
                                                Annuity Option 2.

                                           The amount of the withdrawal will be
                                           adjusted to a market value amount as
                                           described below.

                                           The market value adjusted amount will
                                           be equal to the amount withdrawn
                                           multiplied by the following ratio:

                                              (1+i)^(x/365)
                                           --------------------
                                              (1+j)^(x/365)

                                           Where:
                                             i  is the Deposit Yield
                                             j  is the Current Yield
                                             x  is the number of days remaining,
                                                (computed from Wednesday of the
                                                week of withdrawal) in the
                                                Guaranteed Term.

3.04    Guaranteed Accumulation            The Deposit Period Yield will be
        Account (GA Account)               determined as follows:
        (Cont'd):
                                           o  At the close of the last business
                                              day of each week of the Deposit
                                              Period, a yield will be computed
                                              as the average of the yields on
                                              that day of U.S. Treasury Notes
                                              which mature in the last three
                                              months of the Guaranteed Term.

                                           o  The Deposit Period Yield is the
                                              average of those yields for the
                                              Deposit Period. If withdrawal is
                                              made prior to the close of the
                                              Deposit Period, it is the average
                                              of those yields on each week
                                              preceding withdrawal.

                                           The Current Yield is the average of
                                           the yields on the last business day
                                           of the week preceding withdrawal on
                                           the same U.S. Treasury Notes included
                                           in the Deposit Period Yield.

                                           In the event that no U.S. Treasury
                                           Notes which mature in the last three
                                           months of the Guaranteed Term exist,
                                           Aetna reserves the right to use the
                                           U.S. Treasury Notes that mature in a
                                           following quarter.

                                           Full and partial surrenders as well
                                           as transfers made within six months
                                           of your date of death under the Sum
                                           Payable at Death provision will be
                                           the greater of:

                                           o  The aggregate MVA amount which is
                                              the sum of all market value
                                              adjusted amounts calculated due to
                                              a withdrawal of amounts (for
                                              surrender or transfer) from Terms
                                              prior to the end of those Terms.
                                              The aggregate MVA may be either
                                              positive or negative; or

                                           o  The applicable portion of the
                                              Current Value in the GA Account.

                                           After the six month period, the
                                           surrender or transfer will be the
                                           aggregate MVA amount (i.e., including
                                           all MVAs).

                                           The greater of the aggregate MVA
                                           amount or the applicable portion of
                                           the Current Value in the GA Account
                                           is applied to amounts withdrawn from
                                           the GA Account for payment of a
                                           premium under Annuity Options 3 or 4.

                                           Aetna may make any change to the MVA
                                           with 30 days advance written notice
                                           to the Contract Holder. Any such
                                           change shall become effective for
                                           Purchase Payment(s), transfers or
                                           reinvestments made to any new Term by
                                           any present or future Participant.

3.04    Guaranteed Accumulation      (h)   Deposits to the GA Account -- All
        Account (GA Account)               amounts in the GA Account under the
        (Cont'd):                          Short-Term Classification are made to
                                           the General Account.

                                           All amounts in the GA Account under
                                           the Long-Term Classifications are
                                           made to a Nonunitized Separate
                                           Account. There are no discrete units
                                           for this Nonunitized Separate
                                           Account. You or the Contract Holder,
                                           as applicable, do not participate in
                                           the gain or loss from the assets held
                                           in the Nonunitized Separate Account.
                                           Such gain or loss is borne entirely
                                           by Aetna. These assets may be
                                           chargeable with liabilities arising
                                           out of any other business of Aetna.

                                           For Terms under both the Short-Term
                                           and Long-Term Classifications, Aetna
                                           guarantees stipulated interest rates
                                           to be credited to the GA Account. All
                                           assets of Aetna including amounts
                                           made to the GA Account are available
                                           to meet the guarantees under the GA
                                           Account.

3.05    Guaranteed Interest          On any Purchase Payment(s) made to the
        Rate -- Fixed Account:       Fixed Account, Aetna will add interest
                                     daily at any annual rate no less than 3%.
                                     Aetna may add interest daily at any higher rate determined by its Board of Directors.

3.06    Experience Credits:          Aetna may apply Experience Credits under
                                     the Contract. Any such Credits will be
                                     computed as decided by Aetna.

3.07    Fund Record Units --         The portion of the Net Purchase Payment(s)
        Separate Account:            applied to the Separate Account will
                                     determine the number of each Fund's Record
                                     Units. This number is equal to the Net
                                     Purchase Payment applied to the Fund
                                     divided by the Fund Record Unit Value (see
                                     3.09) for the Valuation Period in which the Purchase Payment is received in good order.

3.08    Net Return Factor(s) --      The Net Return Factors are used to compute
        Separate Account:            all Separate Account Values and payments
                                     for any Fund.

                                     The Net Return Factor for each Fund is
                                     equal to 1.0000000 plus the Net Return
                                     Rate.

                                     The Net Return Rate is equal to:

                                           (a)  The value of the shares of the
                                                Fund held by the Separate
                                                Account at the end of a
                                                Valuation Period; minus
                                           (b)  The value of the shares of the
                                                Fund held by the Separate
                                                Account at the start of the
                                                Valuation Period; plus or minus

3.08    Net Return Factor(s) --            (c)  Taxes (or reserves for taxes) on
        Separate Account                        the Separate Account (if any);
        (Cont'd):                               divided by
                                           (d)  The total value of the Fund
                                                Record Units and Fund Annuity
                                                Units of the Separate Account at
                                                the start of the Valuation
                                                Period; minus
                                           (e)  A daily actuarial charge at an
                                                annual effective rate of 1.40%
                                                for Annuity mortality and
                                                expense risks and asset based
                                                sales charge and profit and a
                                                daily administrative charge
                                                which will not exceed 0.25% on
                                                an annual effective basis. The
                                                administrative charge may be
                                                changed annually except for
                                                amounts, which have been used to
                                                purchase an Annuity.

                                     A Net Return Rate may be more or less than 0.

                                     The value of a share of the Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

3.09    Fund Record Unit Value       Each Fund's Record Unit Value is computed
        -- Separate Account:         by multiplying the Net Return Factor for
                                     the current Valuation Period by the Fund's
                                     Record Unit Value for the previous Period.
                                     The dollar value of a Fund's Record Unit, Separate Account assets, and Variable
                                     Annuity payments may go up or down due to investment gain or loss.

3.10    Current Value:               The Current Value is equal to:

                                           (a)  Any amounts in the Fixed
                                                Account, including Fixed Account
                                                interest added by Aetna; plus
                                           (b)  Any amounts in the GA Account,
                                                including GA Account interest
                                                added by Aetna; plus
                                           (c)  The sum of any Separate Account
                                                Record Unit Value(s); plus
                                           (d)  Any amount due to Experience
                                                Credits.

                                     Current Value does not include amounts used to elect Annuity.

3.11    Transfer of Current          Before an Annuity Option is elected, all or
        Value from the Funds         any portion to the Current Value may be
        or GA Account:               transferred from any Fund or the GA Account
                                     to:

                                     (a)  Any other Fund;
                                     (b)  The Fixed Account; or
                                     (c)  The GA Account's current Deposit
                                          Period.

                                     Amounts in a specific GA Account Term
                                     cannot be transferred to the Deposit Period of another Term within the same Classification except at the Term's Maturity.

3.11    Transfer of Current          Amounts applied to Classifications of the
        Value from the Funds         GA Account may not be transferred to the
        or GA Account                Fund(s) or the Fixed Account during the
        (Cont'd):                    Deposit Period or for 90 days after the
                                     close of the Deposit Period.

                                     Transfers from the GA Account are subject to the Withdrawal and Market Value Adjustment provisions. (See 3.04 (e) and
                                     (g).)

                                     For each Individual Account, twelve
                                     transfers of Current Value (excluding
                                     transfers from the GA Account at the end of a Guaranteed Term) can be made during a calendar year period. Should Aetna allow additional transfers, each may be subject to a fee of up to $10.

3.12    Transfer of Current          Before an Annuity Option is elected, up to
        Value from the Fixed         20% of the Current Value held in the Fixed
        Account:                     Account may be transferred to any Fund(s)
                                     or the GA Account's Current Deposit
                                     Period(s). Such transfer will be:

                                     (a)   Without charge; and
                                     (b)   Allowed once per calendar year.

                                     The Current Value of the Fixed Account, as used above, is the value when the request is received in good order at the Home Office of Aetna.

3.13    Notice to the Contract       Aetna will notify the Contract Holder or
        Holder:                      you, as applicable, each year of:

                                     (a)   The value of any amounts held in:

                                           (1)  The Fixed Account;
                                           (2)  The GA Account;
                                           (3)  The Fund(s) for the Separate
                                                Account;

                                     (b)   The number of any Fund(s) Record
                                           Units; and
                                     (c)   The Fund(s) Record Unit Value(s).

                                     Such number or values will be as of a date no more than 60 days before the date of the notice.

3.14    Distribution Options:        The following distribution options may be
                                     elected by the Contract Holder on your
                                     behalf.

                                     (a)   Estate Conservation Option (ECO): A
                                           distribution option under which a
                                           portion of the Individual Account(s)
                                           Current Value will automatically be
                                           surrendered and distributed to you
                                           each year.

3.14    Distribution Options               (1)  An ECO payment will be
        (Cont'd):                               determined in the following
                                                manner:

                                                (a)  Payments will commence no
                                                     earlier than the year in
                                                     which you attain age 70 1/2
                                                     and will be calculated on
                                                     the full Current Value of
                                                     the Individual Account(s),
                                                     except as provided in "b".

                                                (b)  If Aetna maintains separate
                                                     records to the value of the
                                                     Account as of December 31,
                                                     1986, (see below) and you
                                                     have retired, payments made
                                                     in or after the year age 70
                                                     1/2 was attained (or
                                                     retirement, if later) but
                                                     before the year age 75 is
                                                     attained will only be
                                                     calculated on amounts
                                                     contributed after December
                                                     31, 1986, plus all earnings
                                                     on all amounts after that
                                                     date. The method under this
                                                     rule is elected by the
                                                     Contract Holder and will no
                                                     longer be effective if the
                                                     Contract Holder submits a
                                                     withdrawal request in
                                                     addition to a scheduled ECO
                                                     payment from the Individual
                                                     Account(s), at which time
                                                     ECO payments will then be
                                                     determined under "a".

                                                     Aetna will maintain
                                                     separate records if the
                                                     Contract Holder has not
                                                     requested any withdrawals
                                                     from your Individual
                                                     Account(s) since December
                                                     31, 1986.

                                           (2)  Amount of Distribution: Each
                                                year that ECO is in effect.
                                                Aetna will calculate and
                                                distribute an amount equal to
                                                the minimum required
                                                distribution under the Code. The
                                                annual distribution will be
                                                determined by dividing the
                                                Individual Account(s) Current
                                                Value, as of December 31 of the
                                                year prior to the year for which
                                                the payment is to be made, by a
                                                life expectancy factor.

                                                As elected by the Contract
                                                Holder, the factor is either the
                                                single life or joint life
                                                expectancy based on tables in
                                                Section 401(a)(9) of the Code or
                                                related regulations. If joint
                                                life expectancy is elected and
                                                you or your spouse dies,
                                                payments will be calculated
                                                based on the survivor's life
                                                expectancy.

                                                These calculations may be
                                                changed as necessary to comply
                                                with the Code minimum
                                                distribution rules. The joint
                                                life expectancy factor can only
                                                be elected based on the joint
                                                life expectancy of you and your
                                                spouse, and such spouse must be
                                                named as the beneficiary of any
                                                death benefits under the
                                                Contract while ECO is in effect.

3.14    Distribution Options               (3)  Minimum Current Value: At its
        (Cont'd):                               discretion, Aetna may require
                                                a minimum initial Current Value
                                                for election of this option. If
                                                after election to this option
                                                the Current Value is
                                                insufficient to make a scheduled
                                                ECO payment, Aetna will
                                                distribute the entire balance of
                                                the Individual Account(s).

                                           (4)  Date of Distribution: The
                                                Contract Holder shall specify
                                                the initial distribution date.
                                                The earliest date is the first
                                                day of the calendar year in
                                                which you attain age 70 1/2.
                                                Subsequent distributions will be
                                                made annually on the 15th of the
                                                month the initial payment was
                                                made or such other date Aetna
                                                may designate or allow.

                                           (5)  Elections and Revocation: ECO
                                                may be elected by the Contract
                                                Holder, on your behalf, by
                                                submitting a completed and
                                                signed election form to Aetna's
                                                Home Office. The Contract Holder
                                                must also certify in writing
                                                that the distribution is in
                                                accordance with the terms of the
                                                Plan.

                                                Once elected, this option may be
                                                revoked by the Contract Holder
                                                by submitting a written request
                                                to Aetna at its Home Office. Any
                                                revocation will apply only to
                                                amounts not yet paid. ECO may be
                                                elected only once on your
                                                behalf.

                                           (6)  Reservation of Rights: Aetna
                                                reserves the right to change the
                                                terms of ECO for future
                                                elections and discontinue the
                                                availability of this option
                                                after proper notification. Aetna
                                                also reserves the right to allow
                                                payments to be made more
                                                frequently than annually.

                                     (b)   Systematic Withdrawal Option (SWO): A
                                           distribution option under which a
                                           portion of the Individual Account(s)
                                           Current Value will automatically be
                                           surrendered and distributed each
                                           year.

                                           (1)  Amount of Distribution: The
                                                Contract Holder may elect one of
                                                the two Payment methods
                                                described below.

                                                (a)  Specified Amount: Payments
                                                     of a designated dollar
                                                     amount which must be no
                                                     greater than 10% of the
                                                     initial Current Value and
                                                     shall remain constant
                                                     unless a higher amount is
                                                     required under Code minimum
                                                     distribution rules. Each
                                                     year that the Specified
                                                     Amount is in effect, Aetna
                                                     will calculate the minimum
                                                     required distribution under
                                                     the Code and distribute
                                                     this amount if it is larger
                                                     than the amount elected by
                                                     the Contract Holder.

3.14    Distribution Options                         The life expectancy factor
        (Cont'd):                                    for this purpose will be
                                                     your life expectancy at the
                                                     time of the election of
                                                     this option, and with each
                                                     subsequent calendar year
                                                     the factor will be reduced
                                                     by one. The minimum
                                                     required distribution will
                                                     be determined by dividing
                                                     the Individual Account(s)
                                                     Current Value as to
                                                     December 31 of the year
                                                     prior to the year for which
                                                     the payment is to be made,
                                                     by a life expectancy
                                                     factor. At its discretion,
                                                     Aetna may require a minimum
                                                     initial payment amount; or

                                                (b)  Specified Period: Payments
                                                     which are made over a
                                                     period of time which must
                                                     be at least 10 years,
                                                     unless otherwise required
                                                     by the Code minimum
                                                     distribution rules. The
                                                     maximum specified period
                                                     will be limited by the Code
                                                     minimum distribution rules.
                                                     The annual amount paid each
                                                     year is calculated by
                                                     dividing the Individual
                                                     Account(s) Current Value as
                                                     of December 31 of the prior
                                                     year, by the number of
                                                     payment years remaining.

                                                     The life expectancy factor
                                                     is either the single life,
                                                     or joint life expectancy,
                                                     as elected by the Contract
                                                     Holder, based on tables in
                                                     Section 401(a)(9) of the
                                                     Code or related
                                                     regulations. If the joint
                                                     life expectancy is elected,
                                                     upon your or your spouse's
                                                     death, the minimum required
                                                     distribution for the
                                                     Specified Amount payment
                                                     method will continue to be
                                                     calculated in the same
                                                     manner as described in
                                                     (b)(1). Payments upon your
                                                     death will continue to be
                                                     calculated in the same
                                                     manner described above,
                                                     unless the Contract Holder
                                                     on behalf of your spouse
                                                     elects an alternate payment
                                                     mode. Any mode elected must
                                                     provide payments to be made
                                                     at least as rapidly as
                                                     those made prior to your
                                                     death.

                                                     These calculations may be
                                                     changed as necessary to
                                                     comply with the Code
                                                     minimum distribution rules.
                                                     The joint life expectancy
                                                     factor can only be elected
                                                     based on the joint life
                                                     expectancy of you and your
                                                     spouse, and such spouse
                                                     must be named as the Plan
                                                     beneficiary of any death
                                                     benefits under the Contract
                                                     while SWO is in effect.

                                           (2)  Minimum Initial Current Value:
                                                At its discretion, Aetna may
                                                require a minimum initial
                                                Current Value for election of
                                                this option. If after election
                                                of this option the Current Value
                                                is insufficient to make a
                                                scheduled SWO payment, Aetna
                                                will distribute the entire
                                                balance of the Individual
                                                Account.

3.14    Distribution Options               (3)  Date of Distribution: The
        (Cont'd):                               Contract Holder shall specify
                                                the initial date. The earliest
                                                date is the first day of the
                                                calendar year in which you
                                                attain age 70 1/2. Subsequent
                                                distributions will be made
                                                annually on the 15th of the
                                                month the initial payment was
                                                made or such other date Aetna
                                                may designate or allow.

                                           (4)  Elections and Revocation: SWO
                                                may be elected by the Contract
                                                Holder by submitting a completed
                                                and signed election form to
                                                Aetna's Home Office. The
                                                Contract Holder must certify in
                                                writing that the distribution is
                                                in accordance with the terms of
                                                the Plan.

                                                Once elected, this option may be
                                                revoked by the Contract Holder
                                                by submitting a written request
                                                to Aetna at its Home Office. Any
                                                revocation will apply only to
                                                amounts not yet paid. SWO may be
                                                elected only once.

                                           (5)  Reservation of Rights: Aetna
                                                reserves the right to change the
                                                terms of SWO for future
                                                elections and discontinue the
                                                availability of this option
                                                after proper notification. Aetna
                                                also reserves the right to allow
                                                payments to be made more
                                                frequently than annually.

3.15    Sum Payable at Death         Aetna will pay any portion of the
        (Before Annuity              Individual Account(s) Current Value to the
        Payments Start):             beneficiary and in the manner directed in
                                     writing by the Contract Holder when:

                                     (a)   You die before Annuity payments
                                           start; and
                                     (b)   The notice of death is received in
                                           good order by Aetna.

                                     For each Individual Account, the death
                                     benefit is guaranteed to be the greater of:

                                     (a)   The Current Value of the Individual
                                           Account plus aggregate positive MVA,
                                           as applicable, on the date the notice
                                           of death and the request for payment
                                           are received in good order at Aetna's
                                           Home Office; or

                                     (b)   The total of Net Purchase Payment(s)
                                           made to each Individual Account minus
                                           the total of all partial surrenders
                                           or annuitizations made from each
                                           Account.

                                     This guaranteed death benefit is available only to beneficiaries who request either a lump sum payment or an Annuity Option within the first six months after the date of your death.

3.15    Sum Payable at Death         If the payee of the death proceeds is your
        (Before Annuity              surviving spouse (as your designated
        Payments Start)              beneficiary), the first Annuity payment or
        (Cont'd):                    the lump sum payment may be deferred to a
                                     date not later than when you would have
                                     attained age 70 1/2 or such later date as may be allowed under federal law or regulations. If the beneficiary is not your surviving spouse, all of the Current Value must either be applied to an Annuity Option within one year of your death or be paid to the payee within 5 years of your death (see
                                     Part IV).

                                     In no event may any payments to the
                                     beneficiary under an Annuity Option extend beyond:

                                     (a)   The life of the payee determined as
                                           of the date payments are to commence;
                                           or
                                     (b)   Any certain period greater than the
                                           payee's life expectancy as determined
                                           by regulations under Code Section 401
                                           (a)(9) as of the date payments are to
                                           begin.

3.16    Surrender Value:             The amount payable by Aetna upon the
                                     surrender of any portion on an Individual
                                     Account will be the value of the Individual
                                     Account at the end of the Valuation Period in which the surrender request is received at its Home Office. Partial surrenders of an Individual Account's Fixed Account value may not exceed 20% of the Fixed Account
                                     Value during any calendar year. Any portion of a full surrender of an Individual
                                     Account which is in the Fixed Account will be paid in five annual installments in accordance with Section 3.19.

                                     For a partial or full surrender from any Individual Account, Aetna must receive written direction from the Contract Holder on a form acceptable to Aetna. Aetna may defer payment of the surrender value until appropriate Contract Holder direction is received.

3.17    Surrender Restrictions:      Limitations apply to full and partial
                                     surrenders of any Restricted Amount under this Contract, as required by Code Section
                                     403(b)(11). The Restricted Amount is the sum of:

                                     (a)   Net Purchase Payments attributable to
                                           your salary reduction contributions
                                           made on and after January 1, 1989, if
                                           any; plus
                                     (b)   The net increase, if any, in the
                                           Current Value of the Employee Account
                                           after December 31, 1988 attributable
                                           to investment gains and losses and
                                           credited interest.

                                     The Restricted Amount may be fully or
                                     partially surrendered only if one or more of the following conditions are met:

                                     (a)   You have reached age 59 1/2;

3.17    Surrender Restrictions       (b)   You have separated from service;
        (Cont'd):                    (c)   You have died;
                                     (d)   You have become disabled, within the
                                           meaning of Code Section 72(m)(7); or
                                     (e)   The withdrawal is otherwise allowed
                                           by federal law, regulations or
                                           rulings.

                                     A full or partial surrender is also allowed if you incur a "hardship" as that term is defined in the Code or regulations under Code Section 403(b).

                                     However, the amount available for hardship is limited to the lesser of the amount necessary to satisfy the need, or the Net Purchase Payments attributable to your salary reduction contributions made on and after January 1, 1989.

                                     The Contract Holder must certify that one of these conditions has been met before a surrender request will be considered to be in good order. The Contract Holder must notify Aetna in writing when a lump sum payment is to be made or Annuity payments are to commence.

                                     If, pursuant to Revenue Ruling 90-24,
                                     amounts are transferred to this Contract from a Code Section 403(b)(7) custodial account, the December 31, 1988 value from such transferred amount may be distributed upon the Contract Holder's request. The Contract Holder must certify that one of the conditions mentioned above has been met or that you have incurred a hardship. The remaining transferred value from the Employee Account will be considered a Restricted Amount subject to the Surrender Restrictions of this subsection.

3.18    Timing of                    The distribution of benefits accrued after
        Distributions:               December 31, 1986, must be made in a lump
                                     sum or must begin not later than the April
                                     1 of the calendar year following the
                                     calendar year in which you attain age 70
                                     1/2 or retire, whichever occurs later.

                                     The required distribution described in
                                     either of the above rules must be made over your life (or the joint lives of you and the beneficiary) or over a period not exceeding the life expectancy of you (or the joint life expectancies of you and the beneficiary). If the Contract Holder does not request commencement of benefits as described above, Aetna will not be responsible for compliance with the Code
                                     Section 401(a)(9) minimum distribution
                                     requirements and for any adverse tax
                                     consequences that may result.

3.19    Payment of Surrender         Under certain emergency conditions, Aetna
        Value:                       may defer payments:

                                     (a)   For a period of up to 6 months
                                           (unless not allowed by state law);
                                           and
                                     (b)   As provided by federal law.

                                     Any surrenders requested from an Individual
                                     Account's Fixed Account value may not
                                     exceed 20% of the Individual Account's
                                     Fixed Account Current Value as of the date the withdrawal request is received in good order at Aetna's Home Office during any calendar year. The surrender value will be reduced by any Fixed Account surrender(s), transfer(s) or annuitizations previously made during the calendar year.

                                     In the event of Individual Account
                                     termination, Aetna will pay any Fixed
                                     Account surrender value from the Individual
                                     Account with interest, in five annual
                                     payments of:

                                     o     One-fifth of the Fixed Account
                                           surrender value minus any Fixed
                                           Account surrender(s), transfer(s) or
                                           annuitizations made during the
                                           calendar year;

                                     o     One-fourth of the Fixed Account
                                           surrender value;

                                     o     One-third of the Fixed Account
                                           surrender value;

                                     o     One-half of the Fixed Account
                                           surrender value; and

                                     o     The remaining balance of the Fixed
                                           Account surrender value as the fifth
                                           and final payment.

                                     Once Aetna receives notification of an
                                     Individual Account termination, no further surrender(s) or transfer(s) will be permitted from the Fixed Account.

                                     Interest, as used above, will not be more than two percentage points below any rate determined prospectively by the Board of Directors for this class of Contract. In no event will the interest rate be less than 3%.

3.20    Reinstatement:               All or a portion of the proceeds of a full
                                     surrender of this Contract may be
                                     reinvested within 30 days after the
                                     surrender if allowed by law. Any Market
                                     Value Adjustment deducted from GA Account surrenders will not be included in the reinstatement. Amounts will be reinstated among the Fixed Account, GA Account, and the Fund(s) in the same proportion as they were at the time of surrender. Any amount reinstated to the GA Account will be credited to the current Deposit Period. The number of Record Units reinstated will be based on the Record Unit Value(s) next computed after receipt at Aetna's Home
                                     Office of the reinstatement request and the amount to be reinvested.

                                     Reinstatement is permitted only once.

IV.   ANNUITY PROVISIONS
--------------------------------------------------------------------------------

4.01    Choices to be Made:          The Contract Holder may elect an Annuity
                                     Option on your behalf by telling Aetna to pay all or any portion of the Current Value
                                     (minus any premium tax) as a premium for an Annuity under Option 2, 3, or 4 (see 4.07).
                                     The present value of the expected payments to the Annuitant when payments start shall be determined in accordance with the tables under Code Section 401(a)(9) regulations in order to comply with the incidental death benefit test. This restriction does not apply if Option 4(e) is chosen and the second Annuitant is the spouse of the Annuitant.

                                     Generally, the first Annuity payment must be made no later than the April 1 of the calendar year following the year in which you turn age 70 1/2 or retire, whichever occurs later, or such later date as may be allowed under federal law or regulations (see 3.18). For distributions taken in a lump sum, see Surrender Value (3.16 and 3.19).

                                     For any election of an Annuity Option, the Contract Holder must provide certification that the Code Section 403(b)(11) withdrawal restrictions have been satisfied.

                                     When an Annuity Option is chosen, Aetna
                                     must also be told if payments are to be
                                     made other than monthly and to pay:

                                     (a)   A Fixed Annuity using the General
                                           Account;
                                     (b)   A Variable Annual using any of the
                                           Fund(s) made available by Aetna for
                                           Annuity purposes; or
                                     (c)   A combination of (a) and (b).

                                     If a Fixed Annuity is chosen, Aetna will add interest daily at an annual rate no less than 3.0%. Aetna may add interest daily at any higher rate.

4.01    Choices to be Made           If a Variable Annuity is chosen, an Assumed
        (Cont'd):                    Annual Net Return Rate of 5% may be chosen.
                                     If not chosen, Aetna will use an Assumed
                                     Annual Net Return Rate of 3.5%.

                                     With the exception of Option 2 on a
                                     variable basis, once elected, an Annuity
                                     Option may not be revoked.

4.02    Annuity Payments to          In no event may any payments to the
        Annuitant:                   Annuitant under any Annuity Option extend
                                     beyond:

                                     (a)   The life of the Annuitant;
                                     (b)   The lives of the Annuitant and the
                                           beneficiary;
                                     (c)   A period certain greater than the
                                           Annuitant's life expectancy according
                                           to regulations under Code Section
                                           401(a)(9), determined as of the date
                                           payments are to commence; or
                                     (d)   A period certain greater than the
                                           life expectancies of the Annuitant
                                           and the beneficiary according to
                                           regulations under Code Section
                                           401(a)(9) determined as of the date
                                           payments are to begin.

4.03    Death of Annuitant:          When an Annuitant dies under Options 2 and
                                     3, the present value of any remaining
                                     guaranteed payments will be paid in one sum to the beneficiary as directed in writing by the Contract Holder; or upon election by the Annuitant's beneficiary, any remaining payments will continue to the beneficiary.
                                     If no beneficiary exists, the present value of any remaining guaranteed payments will be paid in one lump sum to the Contract
                                     Holder.

                                     However, if a beneficiary dies while under Option 1 or while receiving Annuity payments, the present value of any remaining payments will be paid in one lump sum to the estate of the beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.

4.04    Fund(s) Annuity Units        The number of Fund(s) Annuity Units is
        -- Separate Account:         based on the amount of the first Variable
                                     Annuity payment which is equal to:

                                     (a)   The portion of the Current Value
                                           (minus any premium tax) applied to
                                           pay a Variable Annuity; divided by
                                     (b)   1,000; multiplied by
                                     (c)   The payment rate for the Option
                                           chosen.

4.04    Fund(s) Annuity Units        Such amount, or portion, of the variable
        -- Separate Account          payment will be divided by the appropriate
        (Cont'd):                    Fund(s) Annuity Unit Value (see 4.05) on
                                     the tenth Valuation Period before the due date of the first payment to determine the number of each Fund Annuity Units. The number of each Fund Annuity Units remains fixed. Each future payment is equal to the sum of the products of each Fund Annuity
                                     Unit Value multiplied by the appropriate number of Units. The Fund Annuity Unit
                                     Value on the tenth Valuation Period prior to the due date of the payment is used.

4.05    Fund(s) Annuity Unit         For any Valuation Period, a Fund(s) Annuity
        Value -- Separate            Unit Value is equal to:
        Account:

                                     (a)   The Value for the previous Period;
                                           multiplied by
                                     (b)   The Annuity Net Return Factor(s) for
                                           the Period; multiplied by
                                     (c)   A factor to reflect the Assumed
                                           Annual Net Return Rate.

                                     The factor for 3.5% per year is .9999058;
                                     for 5% per year it is .9998663.

                                     The dollar value of a Fund(s) Annuity Unit
                                     Values and payments may go up or down due to investment gain or loss.

                                     If Variable Annuity payments are not to
                                     decrease, Aetna must earn a gross return on the assets of the Separate Account of:

                                     o     4.75% on an annual basis plus an
                                           annual return of up to 0.25% needed
                                           to offset the administrative charge
                                           set at the time Annuity payments
                                           commence if an Assumed Annual Net
                                           Return Rate of 3.5% is chosen; or

                                     o     6.25% on an annual basis plus an
                                           annual return of up to 0.25% needed
                                           to offset the administrative charge
                                           set at the time Annuity payments
                                           commence if an Assumed Annual Net
                                           Return Rate of 5% is chosen.

                                     Payments shall not be changed due to
                                     changes in the mortality or expense results or administrative charges.

4.06    Annuity Net Return           The Annuity Net Return Factor(s) are used
        Factor(s) -- Separate        to compute all Separate Account Annuity and
        Account:                     payments for any Fund.

                                     The Annuity Net Return Factor(s) for each
                                     Fund is equal to 1.0000000 plus the Net
                                     Return Rate.

4.06    Annuity Net Return           The Net Return Rate is equal to:
        Factor(s) -- Separate
        Account (Cont'd):            (1)   The value of the shares of the Fund
                                           held by the Separate Account at the
                                           end of a Valuation Period; minus
                                     (2)   The value of the shares of the Fund
                                           held by the Separate Account at the
                                           start of the Valuation Period; plus
                                           or minus
                                     (3)   Taxes (or reserves for taxes) on the
                                           Separate Account (if any); divided by
                                     (4)   The total value of the Fund(s) Record
                                           Units and Fund(s) Annuity Units of
                                           the Separate Account at the start of
                                           the Valuation Period; minus
                                     (5)   A daily actuarial charge at an annual
                                           rate of 1.25% for Annuity mortality
                                           and expense risks and profit and a
                                           daily administrative charge which
                                           will not exceed 0.25% on an annual
                                           basis.

                                     A Net Return Rate may be more or less than 0.

                                     The value of a share of the Fund is equal to the net assets of the Fund divided by the number of shares outstanding.

4.07    Annuity Options:             Option 1 -- Payments of Interest on Sum
                                     Left with Aetna -- This Option may be used only by the beneficiary when you die before Aetna has started paying an Annuity. A portion or all of the sum paid upon death may be held under this Option and will be held in the General Account of Aetna at interest (see 4.01). The Contract Holder, on behalf of your beneficiary, may later tell Aetna to:

                                     (a)   Pay a portion or all of the sum held
                                           by Aetna; or
                                     (b)   Apply a portion or all of the sum
                                           held by Aetna to any Annuity Option
                                           below.

                                     If the beneficiary is your surviving
                                     spouse, payment may be deferred to a date not later than when you would have attained age 70 1/2.

                                     If the beneficiary is not your spouse, the Contract Holder must tell Aetna to pay the full sum within 5 years after your death.

                                     Option 2 -- Payments for a Stated Period of
                                     Time -- An Annuity will be paid for the
                                     number of years chosen. The number of years must be at least 3 and not more than 30.

                                     If payments for this Option are made under a Variable Annuity, the present value of any remaining payments may be withdrawn at any time.

                                     Option 3 -- Life Income -- An Annuity will be paid for the life of the Annuitant. If also chosen, Aetna will guarantee payments for 60, 120, 180, or 240 months.

4.07    Annuity Options              Option 4 -- Life Income for Two Payees --
        (Cont'd):                    An Annuity will be paid during the lives of
                                     the Annuitant and a second Annuitant. At the death of either, payments will continue to the survivor. When this Option is chosen, a choice must be made of:

                                     (a)   100% of the payment to continue to
                                           the survivor;
                                     (b)   66 2/3% of the payment to continue to
                                           the survivor;
                                     (c)   50% of the payment to continue to the
                                           survivor;
                                     (d)   Payments for a minimum of 120 months,
                                           with 100% of the payment to continue
                                           to the survivor; or
                                     (e)   100% of the payment to continue to
                                           the survivor if the survivor is the
                                           Annuitant and 50% of the payment to
                                           continue to the survivor if the
                                           survivor is the second Annuitant.

                                     Other Options -- Aetna may make other
                                     options available as allowed by the laws of the state in which the Contract and this Certificate is delivered.

                                    OPTION 2

                      Payments for a Stated Period of Time

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

-------------------------------------------------------------------------------------------------
                    Guaranteed        Monthly        Quarterly     Semi-Annual        Annual
     Years             Rate           Payment         Payment        Payment         Payment
-------------------------------------------------------------------------------------------------
       3               3.00%          $ 28.99         $ 86.76       $ 172.88        $ 343.23
       4               3.00%            22.06           66.02         131.56          261.19
       5               3.00%            17.91           53.59         106.78          211.99
       6               3.00%            15.14           45.30          90.27          179.22
       7               3.00%            13.16           39.39          78.49          155.83
       8               3.00%            11.68           34.96          69.66          138.31
       9               3.00%            10.53           31.52          62.81          124.69
      10               3.00%             9.61           28.77          57.33          113.82
      11               3.00%             8.86           26.52          52.85          104.93
      12               3.00%             8.24           24.65          49.13           97.54
      13               3.00%             7.71           23.08          45.98           91.29
      14               3.00%             7.26           21.73          43.29           85.95
      15               3.00%             6.87           20.56          40.96           81.33
      16               3.00%             6.53           19.54          38.93           77.29
      17               3.00%             6.23           18.64          37.14           73.74
      18               3.00%             5.96           17.84          35.56           70.59
      19               3.00%             5.73           17.13          34.14           67.78
      20               3.00%             5.51           16.50          32.87           65.26
      21               3.00%             5.32           15.92          31.72           62.98
      22               3.00%             5.15           15.40          30.68           60.92
      23               3.00%             4.99           14.92          29.74           59.04
      24               3.00%             4.84           14.49          28.88           57.33
      25               3.00%             4.71           14.09          28.08           55.76
      26               3.00%             4.59           13.73          27.36           54.31
      27               3.00%             4.47           13.39          26.68           52.97
      28               3.00%             4.37           13.08          26.06           51.74
      29               3.00%             4.27           12.79          25.49           50.60
      30               3.00%             4.18           12.52          24.95           49.53
-------------------------------------------------------------------------------------------------

                                    OPTION 3

                                   Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

                Payments Guaranteed for a Stated Period of Months

-------------------------------------------------------------------------------------------------
    Age of
   Annuitant           None             60             120             180             240
-------------------------------------------------------------------------------------------------
      50              $ 4.05          $ 4.05          $ 4.03          $ 3.99          $ 3.93
      51                4.12            4.11            4.09            4.05            3.99
      52                4.19            4.19            4.16            4.11            4.04
      53                4.27            4.26            4.23            4.18            4.10
      54                4.35            4.34            4.31            4.25            4.16

      55                4.44            4.42            4.39            4.32            4.22
      56                4.53            4.51            4.47            4.40            4.29
      57                4.62            4.61            4.56            4.48            4.35
      58                4.72            4.71            4.65            4.56            4.42
      59                4.83            4.81            4.75            4.64            4.49

      60                4.95            4.93            4.86            4.73            4.55
      61                5.07            5.05            4.97            4.83            4.62
      62                5.20            5.17            5.08            4.92            4.69
      63                5.34            5.31            5.20            5.02            4.76
      64                5.49            5.45            5.33            5.12            4.83

      65                5.65            5.61            5.47            5.22            4.89
      66                5.82            5.77            5.61            5.33            4.96
      67                6.01            5.94            5.75            5.44            5.02
      68                6.20            6.13            5.91            5.54            5.08
      69                6.41            6.33            6.07            5.65            5.14

      70                6.64            6.54            6.23            5.76            5.19
      71                6.88            6.76            6.41            5.86            5.24
      72                7.14            7.00            6.59            5.97            5.28
      73                7.43            7.26            6.77            6.06            5.32
      74                7.73            7.53            6.96            6.16            5.35

      75                8.06            7.82            7.14            6.25            5.38
-------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           Life Income for Two Payees

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

         Rates for a Fixed Annuity with Guaranteed Interest Rate of 3.0%

-------------------------------------------------------------------------------------------------
          Ages of
-----------------------------
                   Second
  Annuitant       Annuitant     Option 4a    Option 4b      Option 4c     Option 4d   Option 4e
-------------------------------------------------------------------------------------------------
     55               50         $ 3.69       $ 4.05         $ 4.27        $ 3.69      $ 4.03
     55               55           3.88         4.25           4.47          3.87        4.14
     55               60           4.06         4.47           4.71          4.06        4.20

     60               55           3.99         4.44           4.71          3.98        4.42
     60               60           4.24         4.71           4.99          4.23        4.57
     60               65           4.49         5.01           5.32          4.48        4.64

     65               60           4.38         4.97           5.32          4.38        4.93
     65               65           4.72         5.33           5.70          4.71        5.14
     65               70           5.07         5.75           6.17          5.05        5.26

     70               65           4.93         5.68           6.15          4.91        5.66
     70               70           5.40         6.21           6.70          5.36        5.96
     70               75           5.89         6.82           7.40          5.81        6.12

     75               70           5.69         6.68           7.32          5.62        6.67
     75               75           6.37         7.45           8.15          6.23        7.12
     75               80           7.07         8.34           9.16          6.78        7.36
-------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 2

                      Payments for a Stated Period of Time

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

-------------------------------------------------------------------------------------------------
                    Guaranteed        Monthly        Quarterly     Semi-Annual        Annual
     Years             Rate           Payment         Payment        Payment         Payment
-------------------------------------------------------------------------------------------------
       3               3.50%          $ 29.19         $ 87.33       $ 173.91        $ 344.86
       4               3.50%            22.27           66.61         132.65          263.04
       5               3.50%            18.12           54.19         107.92          213.99
       6               3.50%            15.35           45.92          91.44          181.32
       7               3.50%            13.38           40.01          79.69          158.01
       8               3.50%            11.90           35.59          70.88          140.56
       9               3.50%            10.75           32.16          64.05          127.00
      10               3.50%             9.83           29.42          58.59          116.18
      11               3.50%             9.09           27.18          54.13          107.34
      12               3.50%             8.46           25.32          50.42           99.98
      13               3.50%             7.94           23.75          47.29           93.78
      14               3.50%             7.49           22.40          44.62           88.47
      15               3.50%             7.10           21.24          42.31           83.89
      16               3.50%             6.76           20.23          40.29           79.89
      17               3.50%             6.47           19.34          38.51           76.37
      18               3.50%             6.20           18.55          36.94           73.25
      19               3.50%             5.97           17.85          35.54           70.47
      20               3.50%             5.75           17.22          34.28           67.98
      21               3.50%             5.56           16.65          33.15           65.74
      22               3.50%             5.39           16.13          32.13           63.70
      23               3.50%             5.24           15.66          31.19           61.85
      24               3.50%             5.09           15.24          30.34           60.17
      25               3.50%             4.96           14.85          29.56           58.62
      26               3.50%             4.84           14.49          28.85           57.20
      27               3.50%             4.73           14.15          28.19           55.90
      28               3.50%             4.63           13.85          27.58           54.69
      29               3.50%             4.53           13.57          27.02           53.57
      30               3.50%             4.45           13.30          26.49           52.53
-------------------------------------------------------------------------------------------------

                                    OPTION 2

                      Payments for a Stated Period of Time

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

-------------------------------------------------------------------------------------------------
                    Guaranteed       Monthly        Quarterly      Semi-Annual        Annual
     Years             Rate          Payment         Payment         Payment         Payment
-------------------------------------------------------------------------------------------------
       3               5.00%         $ 29.80         $ 89.04         $176.99         $ 349.72
       4               5.00%           22.89           68.38          135.93           268.58
       5               5.00%           18.74           56.00          111.33           219.98
       6               5.00%           15.99           47.77           94.96           187.64
       7               5.00%           14.02           41.90           83.30           164.59
       8               5.00%           12.56           37.52           74.58           147.35
       9               5.00%           11.42           34.11           67.81           133.99
      10               5.00%           10.51           31.40           62.42           123.34
      11               5.00%            9.77           29.19           58.03           114.66
      12               5.00%            9.16           27.36           54.38           107.45
      13               5.00%            8.64           25.81           51.31           101.39
      14               5.00%            8.20           24.50           48.69            96.21
      15               5.00%            7.82           23.36           46.44            91.75
      16               5.00%            7.49           22.37           44.47            87.88
      17               5.00%            7.20           21.51           42.75            84.48
      18               5.00%            6.94           20.74           41.23            81.47
      19               5.00%            6.71           20.06           39.88            78.80
      20               5.00%            6.51           19.46           38.68            76.42
      21               5.00%            6.33           18.91           37.59            74.28
      22               5.00%            6.17           18.42           36.62            72.35
      23               5.00%            6.02           17.98           35.73            70.61
      24               5.00%            5.88           17.57           34.93            69.02
      25               5.00%            5.76           17.20           34.20            67.57
      26               5.00%            5.65           16.87           33.53            66.25
      27               5.00%            5.54           16.56           32.92            65.04
      28               5.00%            5.45           16.28           32.35            63.93
      29               5.00%            5.36           16.01           31.83            62.90
      30               5.00%            5.28           15.77           31.35            61.95
-------------------------------------------------------------------------------------------------

                                    OPTION 3

                                   Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

                Payments Guaranteed for a Stated Period of Months

-------------------------------------------------------------------------------------------------
    Age of
   Annuitant           None              60             120             180             240
-------------------------------------------------------------------------------------------------
       50            $ 4.34           $ 4.34          $ 4.31          $ 4.27           $ 4.22
       51              4.41             4.40            4.38            4.33             4.27
       52              4.48             4.47            4.45            4.40             4.32
       53              4.56             4.55            4.52            4.46             4.38
       54              4.64             4.63            4.59            4.53             4.44

       55              4.72             4.71            4.67            4.60             4.50
       56              4.81             4.80            4.75            4.67             4.56
       57              4.91             4.89            4.84            4.75             4.62
       58              5.01             4.99            4.93            4.83             4.69
       59              5.12             5.10            5.03            4.92             4.75

       60              5.23             5.21            5.13            5.00             4.82
       61              5.36             5.33            5.24            5.09             4.88
       62              5.49             5.45            5.35            5.19             4.95
       63              5.63             5.59            5.47            5.28             5.02
       64              5.78             5.73            5.60            5.38             5.08

       65              5.94             5.89            5.73            5.48             5.15
       66              6.11             6.05            5.87            5.58             5.21
       67              6.29             6.22            6.02            5.69             5.27
       68              6.49             6.41            6.17            5.79             5.33
       69              6.70             6.60            6.33            5.90             5.38

       70              6.92             6.81            6.49            6.00             5.43
       71              7.17             7.04            6.66            6.10             5.48
       72              7.43             7.27            6.84            6.20             5.52
       73              7.71             7.53            7.02            6.30             5.55
       74              8.02             7.80            7.20            6.39             5.59

       75              8.35             8.08            7.38            6.48             5.62
-------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 3

                                   Life Income

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

                Payments Guaranteed for a Stated Period of Months

-------------------------------------------------------------------------------------------------
     Age of
   Annuitant           None              60             120             180             240
-------------------------------------------------------------------------------------------------
       50            $ 5.26           $ 5.25          $ 5.22          $ 5.17          $ 5.11
       51              5.33             5.32            5.28            5.23            5.15
       52              5.40             5.38            5.34            5.29            5.20
       53              5.47             5.45            5.41            5.35            5.26
       54              5.54             5.53            5.48            5.41            5.31

       55              5.63             5.61            5.56            5.47            5.36
       56              5.71             5.69            5.63            5.54            5.42
       57              5.80             5.78            5.72            5.61            5.47
       58              5.90             5.88            5.81            5.69            5.53
       59              6.01             5.98            5.90            5.77            5.59

       60              6.12             6.09            6.00            5.85            5.65
       61              6.24             6.21            6.10            6.93            5.71
       62              6.37             6.33            6.21            6.02            5.77
       63              6.51             6.46            6.33            6.11            5.83
       64              6.66             6.60            6.45            6.20            5.89

       65              6.82             6.75            6.57            6.30            5.95
       66              6.99             6.91            6.71            6.39            6.01
       67              7.17             7.08            6.85            6.49            6.06
       68              7.36             7.27            6.99            6.59            6.12
       69              7.57             7.46            7.15            6.69            6.17

       70              7.80             7.67            7.30            6.78            6.21
       71              8.05             7.89            7.47            6.88            6.25
       72              8.31             8.13            7.64            6.97            6.29
       73              8.59             8.38            7.81            7.06            6.33
       74              8.90             8.64            7.99            7.15            6.36

       75              9.23             8.93            8.16            7.23            6.38
-------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           Life Income for Two Payees

                 Amount of First Monthly Payment for Each $1,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 3.5%

-------------------------------------------------------------------------------------------------
         Ages of
---------------------------
                 Second
  Annuitant     Annuitant    Option 4a    Option 4b     Option 4c    Option 4d    Option 4e
-------------------------------------------------------------------------------------------------
      55           50          $ 3.97       $ 4.35       $ 4.56       $ 3.97       $ 4.31
      55           55            4.16         4.54         4.76         4.15         4.42
      55           60            4.27         4.73         5.00         4.26         4.48

      60           55            4.27         4.73         5.00         4.26         4.70
      60           60            4.51         4.99         5.27         4.50         4.84
      60           65            4.66         5.25         5.61         4.65         4.93

      65           60            4.66         5.25         5.61         4.65         5.22
      65           65            4.99         5.61         5.99         4.98         5.42
      65           70            5.19         5.97         6.44         5.17         5.54

      70           65            5.19         5.97         6.44         5.17         5.93
      70           70            5.67         6.49         6.99         5.62         6.23
      70           75            5.95         6.96         7.61         5.87         6.40

      75           70            5.95         6.96         7.61         5.87         6.95
      75           75            6.64         7.73         8.43         6.48         7.40
      75           80            7.04         8.39         9.29         6.79         7.64
-------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

                                    OPTION 4

                           Life Income for Two Payees

                 Amount of First Monthly Payment for Each $l,000
                 After Deduction of any Charge for Premium Taxes

        Rates for a Variable Annuity with Assumed Net Return Rate of 5.0%

-------------------------------------------------------------------------------------------------
         Ages of
---------------------------
                 Second
  Annuitant     Annuitant    Option 4a    Option 4b    Option 4c     Option 4d    Option 4e
-------------------------------------------------------------------------------------------------
      55           50          $ 4.88       $ 5.26      $ 5.48        $ 4.88       $ 5.23
      55           55            5.04         5.44        5.66          5.04         5.32
      55           60            5.15         5.63        5.91          5.14         5.38

      60           55            5.15         5.63        5.91          5.14         5.59
      60           60            5.37         5.87        6.16          5.37         5.72
      60           65            5.52         6.14        6.51          5.51         5.80

      65           60            5.52         6.14        6.51          5.51         6.10
      65           65            5.83         6.49        6.87          5.82         6.29
      65           70            6.04         6.84        7.34          6.00         6.41

      70           65            6.04         6.84        7.34          6.00         6.81
      70           70            6.49         7.35        7.87          6.44         7.08
      70           75            6.77         7.84        8.51          6.68         7.25

      75           70            6.77         7.84        8.51          6.68         7.81
      75           75            7.45         8.60        9.33          7.27         8.25
      75           80            7.86         9.28       10.20          7.57         8.49
-------------------------------------------------------------------------------------------------

 Rates are based on mortality from 1983 Table a. The rates do not differ by sex.
    Rates for ages not shown will be provided on request and will be computed on a basis consistent with the rates in the above tables.

--------------------------------------------------------------------------------

                                  Aetna[LOGO]

                    Aetna Life Insurance and Annuity Company
                       Home Office: 151 Farmington Avenue
                           Hartford, Connecticut 06156
                                 (800) 525-4225

                      Certificate of Group Annuity Coverage

--------------------------------------------------------------------------------

ALL PAYMENTS AND VALUES PROVIDED BY THE GROUP CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT. THIS CERTIFICATE CONTAINS A MARKET VALUE ADJUSTMENT FORMULA. APPLICATION OF A MARKET VALUE ADJUSTMENT MAY RESULT IN EITHER AN INCREASE OR DECREASE IN THE CURRENT VALUE. THE MARKET VALUE ADJUSTMENT FORMULA DOES NOT APPLY TO A GUARANTEED TERM AT THE TIME OF ITS MATURITY.


GTCC-IB(ATORP)                         39